UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (314) 342-2000

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2009, Stifel Financial Corp. (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) among the Company, and Stifel, Nicolaus & Company, Incorporated, as agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent and/or principal (in either such capacities, the “Agents”), relating to the sales by the Company to or through the Agents from time to time, of up to 1,000,000 shares of the Company’s common stock, $0.15 par value per share (the “Shares”). In accordance with the terms of the Sales Agreement, the Company may offer and sell shares of its common stock at any time and from time to time through the Agents. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of the sale, at prices related to the prevailing market prices or at negotiated prices. The aggregate compensation payable to the Agents shall be equal to 2.5% of the gross sales price of the Shares for amounts of Shares sold through either of them pursuant to the Sales Agreement.

The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the Sales Agreement. No assurance can be given that the Company will sell any Shares under the Sales Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.

The Shares are registered for offer and sale pursuant to an effective Registration Statement on Form S-3 (File No. 333-158301) filed with the U.S. Securities and Exchange Commission on March 30, 2009 (the “Registration Statement”).

The Sales Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit. Additional exhibits are filed herewith in connection with the Company’s Registration Statement, which are incorporated herein by reference.

A copy of the opinion of Bryan Cave LLP relating to the legality of the Shares, is filed as Exhibit 5.1 to this report and is incorporated by reference into the Registration Statement.

Item 9.01	Exhibits.

(d)	Exhibits.

23.1	Opinion of Bryan Cave LLP
23.1	Sales Agreement dated as of June 3, 2009
23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 3, 2009	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5.1	Opinion of Bryan Cave LLP
10.1	Sales Agreement dated as of June 3, 2009
23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)

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